Property, Plant and Equipment	12 Months Ended
Dec. 31, 2015
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment

7. Property, Plant and Equipment

	(in thousands) December 31,
	2015	2014
Land and improvements	$585,057	$576,511
Buildings and improvements	1,033,610	1,018,342
Machinery and equipment	10,229,602	10,080,640
Proved oil and gas properties	586,362	584,466
Construction in process and equipment deposits	197,278	193,594

	12,631,909	12,453,553
Less accumulated depreciation	(7,740,756)	(7,165,914)

	$4,891,153	$5,287,639

The estimated useful lives primarily range from 5 to 25 years for land improvements, 4 to 40 years for buildings and improvements and 2 to 15 years for machinery and equipment. The useful life for proved oil and gas properties is based on the unit-of-production method and varies by well.

Included within property, plant and equipment, net at December 31, 2015, is $20.3 million of assets, net of accumulated depreciation, under a capital lease agreement ($22.8 million at December 31, 2014). The gross amount of property, plant and equipment acquired in 2014 under the capital lease was $25.4 million, which was not included in capital expenditures on the condensed consolidated statement of cash flows in 2014. Total obligations associated with this capital lease agreement were $21.0 million at December 31, 2015 ($23.2 million at December 31, 2014), of which $2.3 million was classified in accrued expenses and other current liabilities ($2.2 million at December 31, 2014) and $18.7 million was classified in deferred credits and other liabilities ($21.0 million at December 31, 2014) in the consolidated balance sheets.

In 2013, one of three iron ore storage domes collapsed at Nucor Steel Louisiana in St. James Parish. At that time, Nucor initially recorded a partial write-down of assets at the facility, including $21.0 million of property, plant and equipment and $7.0 million of inventory, offset by a $14.0 million insurance receivable that was based on management’s best estimate of probable insurance recoveries. As of December 31, 2015, Nucor has received initial payments of $10.3 million related to the insurance receivable. Nucor finalized its assessment process related to the two remaining storage domes during the third quarter of 2015 and determined that those domes would no longer be utilized. The Company recorded an associated write-down of property, plant and equipment of $19.4 million, offset by an $11.7 million insurance receivable that was based on management’s best estimate of probable insurance recoveries. As of December 31, 2015, the insurance receivable related to the three iron ore storage domes totaled $15.4 million. The net charge of $7.7 million associated with the write-down of the two remaining domes in 2015 and the net charge of $14.0 million related to the write-down of the first dome and inventory in 2013 are included in impairments and losses on assets in the consolidated statements of earnings.

In the fourth quarter of 2015, we determined that certain assets, the majority of which are engineering and equipment related to the current blast furnace project at our St. James Parish, Louisiana site, will not be utilized. As a result of this determination, Nucor recorded an $84.1 million impairment charge for the entire balance of those assets, which are included in the raw materials segment. The impairment charge is included in impairments and losses on assets in the consolidated statements of earnings. The assets that were impaired, the majority of which were acquired in 2008, were a viable option that were anticipated to be utilized up until the decision was made that such assets would not be utilized. The decision about whether or not to move forward with construction of the blast furnace utilizing these assets was delayed to focus on the construction of the DRI plant at the site. The decision was further delayed because of challenging conditions in domestic and global steel industries, particularly increased excess capacity, both domestically and globally. In the meantime, technology advances and supply and demand in the raw materials market led management to reconsider its plans for the previously proposed blast furnace. If we decide to proceed with a blast furnace at the site in the future, the project design will be evaluated at that time utilizing new equipment and engineering.

Due to the current natural gas pricing environment, Nucor performed an impairment assessment of its producing natural gas well assets in December 2015. One of the main assumptions that most significantly affects the undiscounted cash flows determination is management’s estimate of future natural gas prices. The pricing used in this impairment assessment was developed by management based on natural gas market supply and demand dynamics, in conjunction with a review of projections by numerous sources of market data. This analysis was performed on each of Nucor’s three groups of wells, with each group defined by common geographic location. Each of Nucor’s three groups of wells passed the impairment test. One of the groups of wells had estimated undiscounted cash flows that were noticeably closer to its carrying value of $87.2 million as of December 31, 2015. Changes in the natural gas industry or a prolonged low price environment beyond what had already been assumed in the analysis could cause management to revise the natural gas price assumption, which could possibly result in an impairment of a portion or all of the groups of wells assets.

Nucor capitalized $0.3 million of interest expense in 2015 ($2.9 million in 2014 and $10.9 million in 2013) related to the borrowing costs associated with various construction projects.